Exhibit 26(r)
Powers of Attorney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director, Chairman of the Board, Chief Executive Officer and President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

        /s/ Brenda K. Clancy
                      Brenda K. Clancy, Director, Chairman of the Board,
                      Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

                 /s/ Mark W. Mullin
                               Mark W. Mullin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Kontz, a Director and Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

                 /s/ Robert J. Kontz
                               Robert J. Kontz, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Senior Vice President and Corporate Controller of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

                    /s/ Eric J. Martin
                                   Eric J. Martin, Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

                           /s/ Jason Orlandi
                                        Jason Orlandi, Director, Senior Vice President,
                                        Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott W. Ham, a Director and Division President – Life & Protection of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

                          /s/ Scott W. Ham
                                         Scott W. Ham, Director and Division President – Life & Protection

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Senior Vice President and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2015.

/s/Michiel van Katwijk
C. Michiel van Katwijk, Director, Chief Financial Officer, Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Senior Vice President and Chief Tax Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	SEC 1940 File Number	Product Name	SEC 1933 File Number
WRL Series Life Account	811-4420	WRL ForLife	333-199061
WRL Series Life Account	811-4420	Transamerica Xcelerator Exec	333-199054
WRL Series Life Account	811-4420	WRL Xcelerator & Xcelerator Focus	333-199062
WRL Series Life Account	811-4420	Transamerica Freedom Elite Builder II	333-199047
WRL Series Life Account	811-4420	WRL Freedom Elite Builder	333-199055
WRL Series Life Account	811-4420	Transamerica Associate Freedom Elite Builder	333-199059
WRL Series Life Account	811-4420	WRL Freedom Elite	333-199063
WRL Series Life Account	811-4420	WRL Freedom Wealth Protector	333-199056
WRL Series Life Account	811-4420	WRL Freedom Equity Protector	333-199058
WRL Series Life Account	811-4420	WRL Financial Freedom Builder	333-199057
WRL Series Life Account	811-4420	WRL Freedom Elite Advisor	333-199060
WRL Series Life Account	811-4420	WRL Freedom SP Plus	333-199067
WRL Series Life Account	811-4420	The Equity Protector	333-199068
WRL Series Life Account G	811-21929	WRL BeneFactor	333-199066
WRL Series Life Account G	811-21929	Transamerica Freedom Asset Advisor	333-199064
WRL Series Life Account G	811-21929	WRL Evolution	333-199065

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2015.

/s/Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer